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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 22, 2003





                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


          Minnesota                      0-25620                 41-1459569
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)




                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434




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Item 7.           Financial Statements and Exhibits.

                  c.           Exhibits

                  Exhibit      Description of Exhibit
                  -------      ----------------------

                  99           Press release dated October 22, 2003

Item 9.           Regulation FD Disclosure.

                  On October 22, 2003, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three and nine months ended September 30, 2003. In addition, the press release contained information regarding a conference call to be held October 22, 2003 during which ASV intends to discuss its financial results for the three months ended September 30, 2003 and its outlook for the remainder of fiscal 2003.

                  For additional information, see the press release included as
                  Exhibit 99 hereto.

                  The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.



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 SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 2003



                                                A.S.V., Inc.


                                                By: /s/ Gary Lemke
                                                    ----------------------------
                                                    Its:  President
                                                         -----------------------





                                  EXHIBIT INDEX


          Exhibit   Description of Exhibit
          -------   ----------------------

             99     Press release dated October 22, 2003